EXHIBIT  32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of XTX Energy, Inc. on Form 10-KSB for the year ended October 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerrold Burden, Chief Executive Officer, President and Director of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ "Jerrold  Burden"
                                                 -------------------------------
                                                 Jerrold Burden
                                                 Chief Executive Officer
                                                 President and Director

Date: December 11, 2006